Long-Term Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long-Term Debt

NOTE 12 – LONG-TERM DEBT

Capitalization

A summary of long-term debt at December 31 follows (in thousands):

	2013	2012
Term Loan Facility, net of unamortized original issue discount of $6.4 million at December 31, 2013 and $7.8 million at December 31, 2012	$777,197	$781,694
Notes	550,000	550,000
ABL Facility	256,100	320,700
Capital lease obligations	5	609
Other	4,311	4,645
Total debt, average life of 5 years (weighted average rate 5.4% for 2013 and 5.9% for 2012)	1,587,613	1,657,648
Amounts due within one year	(8,222)	(8,942)
Long-term debt	$1,579,391	$1,648,706

The following table summarizes scheduled maturities of long-term debt for the years 2014 through 2018 (in thousands):

	Term Loan Facility	Notes		ABL Facility		Capital leases	Other	Total
2014	$7,875	$	−	$	−	$5	$342	$8,222
2015	7,875		−		−	−	3,836	11,711
2016	7,875		−		−	−	123	7,998
2017	7,875		−		−	−	10	7,885
2018	752,062		−		256,100	−	−	1,008,162

The estimated fair value of the Company’s long-term debt approximated $1.6 billion at both December 31, 2013 and  December 31, 2012. See Note 17.

Credit facilities and notes

In connection with the RehabCare Merger, the Company entered into the Credit Facilities and issued the Notes. In 2011, the Company used proceeds from the Credit Facilities and the Notes to pay the Merger Consideration, repay all amounts outstanding under the Company’s and RehabCare’s previous credit facilities and to pay transaction costs. The amounts outstanding under the Company’s and RehabCare’s former credit facilities that were repaid at the RehabCare Merger closing were $390.0 million and $345.4 million, respectively.

The agreements governing the Credit Facilities and the indenture governing the Notes include a number of restrictive covenants that, among other things and subject to certain exceptions and baskets, impose operating and financial restrictions on the Company and certain of its subsidiaries. The Company’s ability to pay dividends is limited to certain restricted payment baskets, which may expand based upon accumulated earnings. In addition, the Company is required to comply with a minimum fixed charge coverage ratio and a maximum total leverage ratio under the Credit Facilities. The financing agreements governing the Credit Facilities and the indenture governing the Notes also contain customary affirmative covenants and events of default. The Company was in compliance with the terms of the Credit Facilities and the indenture governing the Notes at December 31, 2013.

All obligations under the Credit Facilities are fully and unconditionally guaranteed, subject to certain customary release provisions, by substantially all of the Company’s existing and future direct and indirect domestic 100% owned subsidiaries, as well as certain non-100% owned domestic subsidiaries as the Company may determine from time to time in its sole discretion. The Notes are fully and unconditionally guaranteed, subject to certain customary release provisions, by substantially all of the Company’s domestic 100% owned subsidiaries. In addition, the Credit Facilities are collateralized by substantially all of the Company’s assets, including certain owned real property.

NOTE 12 – LONG-TERM DEBT (Continued)

Credit facilities and notes (Continued)

In August 2013, the Company completed amendments and restatements to the Credit Facilities to increase its borrowing capacity and to modify certain covenants to improve its financial flexibility. The amendments include, among other things, the following changes: (a) refreshing the option to increase the credit capacity in the aggregate between the Credit Facilities by $250 million; (b) establishing the option to further increase the credit capacity between the Credit Facilities upon satisfaction of a secured leverage ratio; (c) extending the maturity of the ABL Facility by two years to June 2018; (d) eliminating the annual and cumulative limitations on acquisitions; (e) raising to $150 million the Company’s basket for paying cash dividends, buying back stock and making other restricted payments; and (f) easing the restrictions on the Company’s ability to make investments and enter into other joint venture arrangements. The interest rate pricing levels were not changed in connection with the amendments.

In May 2013, the Company completed an amendment and restatement of its Term Loan Facility to reduce its annual interest cost by 100 basis points. The applicable interest rate on the Term Loan Facility was reduced by 50 basis points to LIBOR plus 325 basis points (previously LIBOR plus 375 basis points). In addition, the LIBOR floor was reduced to 1.00% from 1.50%.

The Company recorded fees associated with the amendments of $0.5 million during 2013, which are included in other operating expenses in the accompanying consolidated statement of operations. The Company also recorded charges associated with the amendments and restatements of $1.5 million during 2013, which are included in interest expense in the accompanying consolidated statement of operations.

The Credit Facilities also included an option to increase the credit capacity in an aggregate amount between the two facilities by $200 million. In October 2012, the Company exercised this option to increase the credit capacity by completing modifications to increase by $100 million its Term Loan Facility and expand by $100 million the borrowing capacity under its ABL Facility. The additional Term Loan Facility borrowings were issued at 97.5% and the net proceeds were used to pay down a portion of the outstanding balance under the ABL Facility. In connection with the $100 million expansion of the borrowing capacity under its ABL Facility, the Company also modified the accounts receivable borrowing base which will allow the Company to more easily access the full amount of the available credit. The other terms of the Term Loan Facility and the ABL Facility were unchanged.

Interest rate swaps

In December 2011, the Company entered into two interest rate swap agreements to hedge its floating interest rate on an aggregate of $225 million of debt outstanding under its Term Loan Facility. The interest rate swaps have an effective date of January 9, 2012, and expire on January 11, 2016. The Company is required to make payments based upon a fixed interest rate of 1.8925% calculated on the notional amount of $225 million. In exchange, the Company will receive interest on $225 million at a variable interest rate that is based upon the three-month LIBOR, subject to a minimum rate of 1.5%. The Company determined the interest rate swaps continue to qualify for cash flow hedge accounting treatment at December 31, 2013. However, the Term Loan Facility amendment completed in May 2013 reduced the LIBOR floor from 1.5% to 1.0%, therefore some partial ineffectiveness will result through the expiration of the interest rate swap agreement. For the year ended December 31, 2013, there was $0.4 million of ineffectiveness recognized related to the interest rate swaps recorded in interest expense. The fair value of the interest rate swaps recorded in other accrued liabilities was $1.4 million and $2.6 million at December 31, 2013 and December 31, 2012, respectively.